UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 28, 2021, XPO Logistics, Inc., a Delaware corporation (the “company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Jacobs Private Equity, LLC, the selling stockholder and an affiliate of Brad Jacobs, XPO’s chairman and chief executive officer (the “selling stockholder”), and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Barclays Capital Inc., as representatives of the several underwriters named in Schedule II thereto (together, the “Underwriters”), pursuant to which the company agreed to issue and sell to the Underwriters 2,500,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), and the selling stockholder agreed to sell to the Underwriters 2,500,000 of the company’s Common Stock, at a public offering price of $138.00 per share of Common Stock, before underwriting discounts and commissions, upon the terms and subject to the conditions set forth in the Underwriting Agreement (the “Offering”). The Offering closed on July 1, 2021.

Pursuant to the Underwriting Agreement, the company and the selling shareholder granted the Underwriters an option, exercisable in whole or in part for 30 days, to purchase up to an additional 750,000 shares of Common Stock in the aggregate at the public offering price, less underwriting discounts and commissions, with any purchased shares split equally between XPO and the selling stockholder. The underwriters exercised this option on June 29, 2021 and the purchase of all of these additional shares from the company and the selling stockholder was completed on July 1, 2021.

The company expects to use the net proceeds to the company of the Offering to repay a portion of its outstanding borrowings and for general corporate purposes. XPO will not receive any proceeds from the sale of shares by the selling stockholder.

For a description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement so filed.

All shares of Common Stock offered in the Offering were offered and sold under a prospectus supplement and related prospectus filed with the Securities and Exchange Commission (the “Commission”) pursuant to a shelf registration statement on Form S-3 (File No. 333-255016) filed with the Commission on April 2, 2021. A copy of the legal opinion and consent relating to the Common Stock issued and sold in the Offering is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 28, 2021, by and among XPO Logistics, Inc., Jacobs Private Equity, LLC, and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Barclays Capital Inc, as representatives of the several underwriters named therein
5.1	Opinion of Wachtell, Lipton, Rosen & Katz, regarding the legality of the shares of Common Stock offered
23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 of this Current Report on Form 8-K)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including the statements above regarding plans, benefits and timing of the contemplated spin-off transaction. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to implement our cost and revenue initiatives; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; matters related to our intellectual property rights; fluctuations in currency exchange rates; fuel price and fuel surcharge changes; natural disasters, terrorist attacks or similar incidents; risks and uncertainties regarding the potential timing and expected benefits of the proposed spin-off of our logistics segment, including final approval for the proposed spin-off and the risk that the spin-off may not be completed on the terms or timeline currently contemplated, if at all; the impact of the proposed spin-off on the size and business diversity of our company; the ability of the proposed spin-off to qualify for tax-free treatment for U.S. federal income tax purposes; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; our substantial indebtedness; our ability to raise debt and equity capital; fluctuations in fixed and floating interest rates; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; and governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; governmental or political actions, including the United Kingdom’s exit from the European Union; and competition and pricing pressures.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2021	XPO LOGISTICS, INC.
	By:	/s/ Karlis P. Kirsis_____________________________
Karlis P. Kirsis,
Corporate Secretary